SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]

Filed by the Registrant _X_
Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                     LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
                (Name of Registrant as Specified in Its Charter)

                     LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
                   (Name of Person(s) Filing Proxy Statement)
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                    LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
                   5325 SOUTH VALLEY VIEW BOULEVARD, SUITE 4
                          LAS VEGAS, NEVADA  89118
                              (702) 798-7777

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JUNE 1, 1999

TO THE SHAREHOLDERS OF LAS VEGAS DISCOUNT GOLF & TENNIS, INC.:

     NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of Las Vegas Discount Golf & Tennis, Inc., a Colorado corporation, will be held at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, on Tuesday, June 1, 1999, at 10:00 a.m., Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Sports Entertainment Enterprises, Inc."

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the Common Stock, no par value, of the Company of record at the close of business on May 17, 1999, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Corporation.

     All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  VASO BORETA, PRESIDENT
Las Vegas, Nevada
May 17, 1999

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                     LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
                    5325 SOUTH VALLEY VIEW BOULEVARD, SUITE 4
                            LAS VEGAS, NEVADA  89118
                                (702) 798-7777

                     -------------------------------------
                                PROXY STATEMENT
                     -------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 1, 1999

                               GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Las Vegas Discount Golf & Tennis, Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the offices of Krys Boyle Freedman & Sawyer, P.C., 600 17th Street, Suite 2700 South Tower, Denver, Colorado 80202, on Tuesday, June 1, 1999, at 10:00 a.m., Mountain Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 19, 1999.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

                     SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's Common Stock. Only shareholders of record at the close of business on May 17, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On May 17, 1999, the Company had 8,135,097 shares of its Common Stock outstanding.

     A majority of the Company's outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Meeting.


                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of Common Stock entitled to vote owned beneficially, as of May 17, 1999, by any person, who is known to the Company to be the beneficial owner of 5% or more of the Company's Common Stock, and, in addition, by each Executive Officer and Director of the Company and by all Directors and Executive Officers of the

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Company as a group.  Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

NAME AND ADDRESS OF               AMOUNT OF BENEFICIAL       PERCENT
BENEFICIAL OWNER                       OWNERSHIP             OF CLASS
-------------------               --------------------      ----------

Vaso Boreta                           1,837,637 (1)           22.6%
Suite 4
5325 South Valley View Blvd
Las Vegas, NV  89118

Ronald Boreta                         1,723,288 (2)           20.5%
Suite 4
5325 South Valley View Blvd.
Las Vegas, NV  89118

Robert R. Rosburg                         5,000                0.1%
49-425 Avenida Club La Quinta
La Quinta, CA  92253

William Kilmer                            5,000                0.1%
1500 Sea Breeze
Ft. Lauderdale, FL  33316

John Boreta                           1,059,374 (3)           12.8%
Suite 4
5325 South Valley View Blvd.
Las Vegas, NV  89118

Boreta Enterprises Ltd. (4)           1,304,445               16.0%
Suite 4
5325 South Valley View Blvd.
Las Vegas, NV  89118

ASI Group, L.L.C. (5)                 2,651,656 (6)           31.3%
c/o Agassi Enterprises, Inc.
Suite 750
3960 Howard Hughes Parkway
Las Vegas, NV  89109

All Directors and Executive           3,570,925               42.4%
Officers as a Group (4 Persons)
__________________

(1) Includes 1,823,810 shares held directly and 13,827 shares which represents Vaso Boreta's share of the Common Stock held by Boreta Enterprises.

(2) Includes 544,699 shares held directly, 897,589 shares which represents Ronald Boreta's share of the Common Stock held by Boreta Enterprises Ltd., and 281,000 shares underlying Stock Options held by Ronald Boreta.

(3) Includes 536,345 shares held directly, 393,029 shares which represents John Boreta's share of the Common Stock held by Boreta Enterprise Ltd. and 130,000 shares underlying Non-qualified Stock Options held by John Boreta.

(4) Boreta Enterprises Ltd. is a Nevada limited liability company whose members and respective percentage ownership are as follows:


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                    Ronald Boreta - 68.81%
                    John Boreta   - 30.13%
                    Vaso Boreta   -  1.06%

Ronald Boreta is the sole manager of Boreta Enterprises Ltd.

(5) ASI Group, L.L.C. is a Nevada limited liability company whose members are Andre K. Agassi, Perry Craig Roberts and Sunbelt Communications Company.

(6) Includes 2,303,290 shares held directly and 347,975 shares underlying a stock option held by ASI Group, L.L.C.

     On October 19, 1998 the Company issued 2,303,290 shares of its Common Stock to ASI Group, L.L.C. ("ASI"), for $2,500,000 in cash in a private transaction. As part of this transaction, ASI also received an option to purchase 347,975 shares of Common Stock at an exercise price of $1.8392 per share through October 19, 2008 (the "Option"). As a result of this transaction, ASI is now deemed to beneficially own approximately 31.3% of the Company's Common Stock.

    The Common Stock and Option were issued by the Company pursuant to the terms of an Investment and Voting Agreement between the Company and ASI (the "Agreement"). ASI is a Nevada limited liability company whose members are Andre K. Agassi, a professional tennis player, Perry Craig Rogers, an attorney and business manager, and Sunbelt Communications Company ("Sunbelt"). Sunbelt is engaged in the broadcasting business and is owned by James Earl Rogers.

     Pursuant to the terms of the Agreement, ASI entered into a Voting Agreement with Vaso Boreta, Ronald Boreta and John Boreta and Boreta Enterprises, Ltd. (collectively "Boreta"). The Voting Agreement provides that while ASI is an equity owner of the Company and/or the Company's majority-owned subsidiary Saint Andrews Golf Corporation ("SAGC"), ASI and Boreta will
(a) vote the shares of capital stock of the Company any of them is entitled to vote as mutually agreed by ASI and Boreta, and (b) Boreta will, if it acquires additional capital stock of the Company or SAGC, transfer a portion of such capital stock to ASI so as to maintain their relative proportionate direct and indirect equity ownership in each of the Company and SAGC.

                          AMENDMENT TO ARTICLES OF
                        INCORPORATION TO CHANGE NAME

     The Board of Directors has approved, subject to shareholder approval, an amendment to the Articles of Incorporation to change the name of the Company to "Sports Entertainment Enterprises, Inc." The new name is being proposed to better reflect the Company's business. Although the Company still owns and operates a "Las Vegas Discount Golf & Tennis" retail store in Las Vegas, Nevada, its principal asset consists of its majority ownership of All-American SportPark, Inc., which operates the "All-American SportPark", a family oriented sports theme park in Las Vegas. Management believes that the new name will place greater emphasis on this part of the Company's business and help investors and others to better understand the Company's operations.

     An affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve the proposed amendment to the Company's Articles of Incorporation. The Board of Directors recommends a vote FOR the proposed amendment.


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                               OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                   DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                 FOR THE ANNUAL MEETING TO BE HELD IN NOVEMBER 1999

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in November 1999 must be received at the offices of the Company, 5325 South Valley View Boulevard, Suite 4, Las Vegas, Nevada 89118, on or before July 16, 1999, in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in November 1999 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, prior to September 1, 1999, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a(c)(1) under the Securities Exchange Act of 1934, as amended.


                                    VASO BORETA, PRESIDENT

Las Vegas, Nevada
May 17, 1999



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P R O X Y
                     LAS VEGAS DISCOUNT GOLF & TENNIS, INC.

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Vaso Boreta, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of Las Vegas Discount Golf & Tennis, Inc. held of record by the undersigned on May 17, 1999, at the Special Meeting of Shareholders to be held on June 1, 1999, or any adjournment thereof.

     1. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "Sports Entertainment Enterprises, Inc."

           ____ FOR              ____ AGAINST            ____ ABSTAIN

     2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated: __________________________    ____________________________________
                                     Signature(s) of Shareholder(s)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF LAS VEGAS DISCOUNT GOLF & TENNIS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.